Exhibit 10.18.6.1

NOTE CONVERSION AGREEMENT

THIS NOTE CONVERSION AGREEMENT (this “Agreement”) is made and entered into as of June 28, 2013, by and between BIOCEPT, INC., a California corporation (the “Company”), and Campbell Family Trust (the “Noteholder”).

RECITALS

WHEREAS, the Company and the Noteholder previously entered into that certain Note and Warrant Purchase Agreement, dated as of February 1, 2011, as amended (the “Bridge Financing Agreement”), pursuant to which the Company issued and sold to the Noteholder the secured convertible promissory notes set forth on SCHEDULE A hereto (each a “Note” and collectively, the “Notes”);

WHEREAS, in connection with the execution of the Bridge Financing Agreement, the Company and the Noteholder entered into that certain Subordinated Security Agreement (the “Subordinated Security Agreement”), pursuant to which the Company granted the Noteholder a security interest in certain assets of the Company as described in the Subordinated Security Agreement; and

WHEREAS, the Company and the Noteholder now desire to convert the entire unpaid principal and accrued interest outstanding under the Notes into shares of Series A Preferred Stock of the Company (“Series A Preferred”) on the terms and conditions set forth in this Agreement, and after such conversion, the Notes and the Subordinated Security Agreement shall be cancelled.

NOW, THEREFORE, in contemplation of the foregoing and in consideration of the mutual agreements, covenants, representations and warranties contained herein, and for other valid consideration, the receipt and sufficiency of which the hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

AGREEMENT

1. Conversion of Notes. Effective immediately, the entire unpaid principal and accrued interest outstanding under the Notes (the “Outstanding Balance”) shall be automatically converted into an aggregate of 13,137 shares of Series A Preferred (the “Conversion Shares”). The parties hereto agree that upon such conversion of the Outstanding Balance, all amounts owed under the Notes shall be deemed paid in full, the Notes shall be terminated and cancelled in full, and no party shall have any further obligations or commitments with respect thereto except as expressly provided for under this Agreement. Promptly following the date hereof (i) the Noteholder agrees to return to the Company for cancellation the original Notes held by the Noteholder and (ii) the Company shall issue to the Noteholder the Conversion Shares. Other than the Noteholder’s right to receive the Conversion Shares, the Noteholder hereby waives any and all demands, claims, suits, actions, causes of action, proceedings, assessments and rights in respect of the Notes, including, without limitation, any rights arising from any default or event of default under the Notes.

2. Subordinated Security Agreement. Effective immediately, the Subordinated Security Agreement shall be terminated, and no party shall have any further obligations or commitments with respect thereto, and the security interests granted in and all liens created by the Subordinated Security Agreement shall be discharged and released in full.

3. Noteholder Representations. The Noteholder hereby represents and warrants to the Company as follows:

(a) The Noteholder is the sole beneficial owner of the Notes held by it as indicated on SCHEDULE A hereto and the Noteholder has not sold, assigned, transferred, endorsed, deposited under any agreement, hypothecated, pledged for any bank or brokerage loan or otherwise, or disposed of in any manner any such Note or any interest therein, other than in connection with the cancellation of the Notes as contemplated herein.

(b) The Noteholder is acquiring the Conversion Shares solely for its own account for investment purposes only and not with a view to any sale or distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). The Noteholder has no pre-existing agreement, arrangement or understanding, formal or informal, with any person to sell, distribute or transfer all or any part of such Conversion Shares.

(c) The Noteholder understands that (i) the Conversion Shares have not been registered under the Securities Act or any state securities law by reason of their issuance in a transaction which is exempt from the registration requirements of the Securities Act and state securities laws, and that such securities must be held indefinitely unless they are subsequently registered under the Securities Act and such laws or a subsequent disposition thereof is exempt from registration under the applicable provisions of the Securities Act and such laws and (ii) the certificates evidencing such securities will contain a legend to the foregoing effect.

(d) The Noteholder has sufficient knowledge and expertise in business and financial matters so as to enable it to analyze and evaluate the merits and risks of acquiring the Conversion Shares pursuant to the terms of this Agreement.

(e) The Noteholder is an accredited investor within the meaning of Regulation D under the Securities Act.

(f) The Noteholder has had an opportunity to discuss the Company’s business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company’s operations and facilities. The Noteholder has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

(g) The Noteholder has the requisite power and authority to enter into this Agreement and to agree to the conversion of the Notes held by it under this Agreement.

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4. Market Stand-Off Agreement. The Noteholder hereby agrees that the Noteholder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by the Noteholder (other than those included in the registration) during (i) the 180-day period following the effective date of the Company’s first firm commitment underwritten public offering of its Common Stock registered under the Securities Act (or such longer period as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation), and (ii) the 90-day period following the effective date of a registration statement of the Company filed under the Securities Act (or such longer period as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation); provided, that, with respect to (i) and (ii) above, all officers and directors of the Company are bound by and have entered into similar agreements. The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future.

5. Miscellaneous.

5.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California in all respects as such laws are applied to agreements among California residents entered into and to be performed entirely within California, without reference to conflicts of laws or principles thereof. The parties agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the County of San Diego, California.

5.2 Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Facsimile signatures shall be as effective as original signatures.

5.3 Further Assurances. Each party hereto agrees to execute and deliver, or cause to be executed and delivered, such further instruments or documents or take such other actions as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

5.4 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the parties hereto and their respective successors, assigns, heirs, executors and administrators and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Conversion Shares from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Conversion Shares specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such Conversion Shares in its records as the absolute owner and holder of such Conversion Shares for all purposes.

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5.5 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

5.6 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

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IN WITNESS WHEREOF, the parties have executed this NOTE CONVERSION AGREEMENT as of the date first written above.

COMPANY:

BIOCEPT, INC.

By:	/s/ W G Kachioff
Name:	William Kachioff
Title:	CFO

IN WITNESS WHEREOF, the parties have executed this NOTE CONVERSION AGREEMENT as of the date first written above.

NOTEHOLDER:

By:	/s/ Ian Campbell Ann Campbell
Name:	Campbell Family Trust
Title:	Co-Trustees

SCHEDULE A

SCHEDULE OF NOTES

NOTEHOLDER	TITLE	DATE ISSUED	PRINCIPAL AMOUNT OUTSTANDING
Campbell Family Trust	Secured Convertible Promissory Note	10/2/11	$7,093.87

NOTE CONVERSION AGREEMENT

THIS NOTE CONVERSION AGREEMENT (this “Agreement”) is made and entered into as of June 28, 2013, by and between BIOCEPT, INC., a California corporation (the “Company”), and Bruce E. Gerhardt (the “Noteholder”).

RECITALS

WHEREAS, the Company and the Noteholder previously entered into that certain Note and Warrant Purchase Agreement, dated as of February 1, 2011, as amended (the “Bridge Financing Agreement”), pursuant to which the Company issued and sold to the Noteholder the secured convertible promissory notes set forth on SCHEDULE A hereto (each a “Note” and collectively, the “Notes”);

WHEREAS, in connection with the execution of the Bridge Financing Agreement, the Company and the Noteholder entered into that certain Subordinated Security Agreement (the “Subordinated Security Agreement”), pursuant to which the Company granted the Noteholder a security interest in certain assets of the Company as described in the Subordinated Security Agreement; and

WHEREAS, the Company and the Noteholder now desire to convert the entire unpaid principal and accrued interest outstanding under the Notes into shares of Series A Preferred Stock of the Company (“Series A Preferred”) on the terms and conditions set forth in this Agreement, and after such conversion, the Notes and the Subordinated Security Agreement shall be cancelled.

NOW, THEREFORE, in contemplation of the foregoing and in consideration of the mutual agreements, covenants, representations and warranties contained herein, and for other valid consideration, the receipt and sufficiency of which the hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

AGREEMENT

1. Conversion of Notes. Effective immediately, the entire unpaid principal and accrued interest outstanding under the Notes (the “Outstanding Balance”) shall be automatically converted into an aggregate of 52,699 shares of Series A Preferred (the “Conversion Shares”). The parties hereto agree that upon such conversion of the Outstanding Balance, all amounts owed under the Notes shall be deemed paid in full, the Notes shall be terminated and cancelled in full, and no party shall have any further obligations or commitments with respect thereto except as expressly provided for under this Agreement. Promptly following the date hereof (i) the Noteholder agrees to return to the Company for cancellation the original Notes held by the Noteholder and (ii) the Company shall issue to the Noteholder the Conversion Shares. Other than the Noteholder’s right to receive the Conversion Shares, the Noteholder hereby waives any and all demands, claims, suits, actions, causes of action, proceedings, assessments and rights in respect of the Notes, including, without limitation, any rights arising from any default or event of default under the Notes.

2. Subordinated Security Agreement. Effective immediately, the Subordinated Security Agreement shall be terminated, and no party shall have any further obligations or commitments with respect thereto, and the security interests granted in and all liens created by the Subordinated Security Agreement shall be discharged and released in full.

3. Noteholder Representations. The Noteholder hereby represents and warrants to the Company as follows:

(a) The Noteholder is the sole beneficial owner of the Notes held by it as indicated on SCHEDULE A hereto and the Noteholder has not sold, assigned, transferred, endorsed, deposited under any agreement, hypothecated, pledged for any bank or brokerage loan or otherwise, or disposed of in any manner any such Note or any interest therein, other than in connection with the cancellation of the Notes as contemplated herein.

(b) The Noteholder is acquiring the Conversion Shares solely for its own account for investment purposes only and not with a view to any sale or distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). The Noteholder has no pre-existing agreement, arrangement or understanding, formal or informal, with any person to sell, distribute or transfer all or any part of such Conversion Shares.

(c) The Noteholder understands that (i) the Conversion Shares have not been registered under the Securities Act or any state securities law by reason of their issuance in a transaction which is exempt from the registration requirements of the Securities Act and state securities laws, and that such securities must be held indefinitely unless they are subsequently registered under the Securities Act and such laws or a subsequent disposition thereof is exempt from registration under the applicable provisions of the Securities Act and such laws and (ii) the certificates evidencing such securities will contain a legend to the foregoing effect.

(d) The Noteholder has sufficient knowledge and expertise in business and financial matters so as to enable it to analyze and evaluate the merits and risks of acquiring the Conversion Shares pursuant to the terms of this Agreement.

(e) The Noteholder is an accredited investor within the meaning of Regulation D under the Securities Act.

(f) The Noteholder has had an opportunity to discuss the Company’s business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company’s operations and facilities. The Noteholder has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

(g) The Noteholder has the requisite power and authority to enter into this Agreement and to agree to the conversion of the Notes held by it under this Agreement.

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4. Market Stand-Off Agreement. The Noteholder hereby agrees that the Noteholder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by the Noteholder (other than those included in the registration) during (i) the 180-day period following the effective date of the Company’s first firm commitment underwritten public offering of its Common Stock registered under the Securities Act (or such longer period as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation), and (ii) the 90-day period following the effective date of a registration statement of the Company filed under the Securities Act (or such longer period as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation); provided, that, with respect to (i) and (ii) above, all officers and directors of the Company are bound by and have entered into similar agreements. The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future.

5. Miscellaneous.

5.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California in all respects as such laws are applied to agreements among California residents entered into and to be performed entirely within California, without reference to conflicts of laws or principles thereof. The parties agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the County of San Diego, California.

5.2 Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Facsimile signatures shall be as effective as original signatures.

5.3 Further Assurances. Each party hereto agrees to execute and deliver, or cause to be executed and delivered, such further instruments or documents or take such other actions as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

5.4 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the parties hereto and their respective successors, assigns, heirs, executors and administrators and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Conversion Shares from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Conversion Shares specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such Conversion Shares in its records as the absolute owner and holder of such Conversion Shares for all purposes.

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5.5 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

5.6 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

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IN WITNESS WHEREOF, the parties have executed this NOTE CONVERSION AGREEMENT as of the date first written above.

COMPANY:

BIOCEPT, INC.

By:	/s/ W G Kachioff
Name:	William Kachioff
Title:	CFO

IN WITNESS WHEREOF, the parties have executed this NOTE CONVERSION AGREEMENT as of the date first written above.

NOTEHOLDER:

By:	/s/ Bruce Gerhardt
Name:	Bruce E. Gerhardt

SCHEDULE A

SCHEDULE OF NOTES

NOTEHOLDER	TITLE	DATE ISSUED	PRINCIPAL AMOUNT AND INTEREST OUTSTANDING
Bruce E. Gerhardt	Secured Convertible Promissory Note	10/7/11	$ 28,457.47

NOTE CONVERSION AGREEMENT

THIS NOTE CONVERSION AGREEMENT (this “Agreement”) is made and entered into as of June 28, 2013, by and between BIOCEPT, INC., a California corporation (the “Company”), and Hale Biopharma Ventures LLC (the “Noteholder”).

RECITALS

WHEREAS, the Company and the Noteholder previously entered into that certain Note and Warrant Purchase Agreement, dated as of February 1, 2011, as amended (the “Bridge Financing Agreement”), pursuant to which the Company issued and sold to the Noteholder the secured convertible promissory notes set forth on SCHEDULE A hereto (each a “Note” and collectively, the “Notes”);

WHEREAS, in connection with the execution of the Bridge Financing Agreement, the Company and the Noteholder entered into that certain Subordinated Security Agreement (the “Subordinated Security Agreement”), pursuant to which the Company granted the Noteholder a security interest in certain assets of the Company as described in the Subordinated Security Agreement; and

WHEREAS, the Company and the Noteholder now desire to convert the entire unpaid principal and accrued interest outstanding under the Notes into shares of Series A Preferred Stock of the Company (“Series A Preferred”) on the terms and conditions set forth in this Agreement, and after such conversion, the Notes and the Subordinated Security Agreement shall be cancelled.

NOW, THEREFORE, in contemplation of the foregoing and in consideration of the mutual agreements, covenants, representations and warranties contained herein, and for other valid consideration, the receipt and sufficiency of which the hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

AGREEMENT

1. Conversion of Notes. Effective immediately, the entire unpaid principal and accrued interest outstanding under the Notes (the “Outstanding Balance”) shall be automatically converted into an aggregate of 105,013 shares of Series A Preferred (the “Conversion Shares”). The parties hereto agree that upon such conversion of the Outstanding Balance, all amounts owed under the Notes shall be deemed paid in full, the Notes shall be terminated and cancelled in full, and no party shall have any further obligations or commitments with respect thereto except as expressly provided for under this Agreement. Promptly following the date hereof (i) the Noteholder agrees to return to the Company for cancellation the original Notes held by the Noteholder and (ii) the Company shall issue to the Noteholder the Conversion Shares. Other than the Noteholder’s right to receive the Conversion Shares, the Noteholder hereby waives any and all demands, claims, suits, actions, causes of action, proceedings, assessments and rights in respect of the Notes, including, without limitation, any rights arising from any default or event of default under the Notes.

2. Subordinated Security Agreement. Effective immediately, the Subordinated Security Agreement shall be terminated, and no party shall have any further obligations or commitments with respect thereto, and the security interests granted in and all liens created by the Subordinated Security Agreement shall be discharged and released in full.

3. Noteholder Representations. The Noteholder hereby represents and warrants to the Company as follows:

(a) The Noteholder is the sole beneficial owner of the Notes held by it as indicated on SCHEDULE A hereto and the Noteholder has not sold, assigned, transferred, endorsed, deposited under any agreement, hypothecated, pledged for any bank or brokerage loan or otherwise, or disposed of in any manner any such Note or any interest therein, other than in connection with the cancellation of the Notes as contemplated herein.

(b) The Noteholder is acquiring the Conversion Shares solely for its own account for investment purposes only and not with a view to any sale or distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). The Noteholder has no pre-existing agreement, arrangement or understanding, formal or informal, with any person to sell, distribute or transfer all or any part of such Conversion Shares.

(c) The Noteholder understands that (i) the Conversion Shares have not been registered under the Securities Act or any state securities law by reason of their issuance in a transaction which is exempt from the registration requirements of the Securities Act and state securities laws, and that such securities must be held indefinitely unless they are subsequently registered under the Securities Act and such laws or a subsequent disposition thereof is exempt from registration under the applicable provisions of the Securities Act and such laws and (ii) the certificates evidencing such securities will contain a legend to the foregoing effect.

(d) The Noteholder has sufficient knowledge and expertise in business and financial matters so as to enable it to analyze and evaluate the merits and risks of acquiring the Conversion Shares pursuant to the terms of this Agreement.

(e) The Noteholder is an accredited investor within the meaning of Regulation D under the Securities Act.

(f) The Noteholder has had an opportunity to discuss the Company’s business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company’s operations and facilities. The Noteholder has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

(g) The Noteholder has the requisite power and authority to enter into this Agreement and to agree to the conversion of the Notes held by it under this Agreement.

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4. Market Stand-Off Agreement. The Noteholder hereby agrees that the Noteholder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by the Noteholder (other than those included in the registration) during (i) the 180-day period following the effective date of the Company’s first firm commitment underwritten public offering of its Common Stock registered under the Securities Act (or such longer period as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation), and (ii) the 90-day period following the effective date of a registration statement of the Company filed under the Securities Act (or such longer period as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation); provided, that, with respect to (i) and (ii) above, all officers and directors of the Company are bound by and have entered into similar agreements. The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future.

5. Miscellaneous.

5.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California in all respects as such laws are applied to agreements among California residents entered into and to be performed entirely within California, without reference to conflicts of laws or principles thereof. The parties agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the County of San Diego, California.

5.2 Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Facsimile signatures shall be as effective as original signatures.

5.3 Further Assurances. Each party hereto agrees to execute and deliver, or cause to be executed and delivered, such further instruments or documents or take such other actions as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

5.4 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the parties hereto and their respective successors, assigns, heirs, executors and administrators and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Conversion Shares from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Conversion Shares specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such Conversion Shares in its records as the absolute owner and holder of such Conversion Shares for all purposes.

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5.5 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

5.6 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

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IN WITNESS WHEREOF, the parties have executed this NOTE CONVERSION AGREEMENT as of the date first written above.

COMPANY:

BIOCEPT, INC.

By:	/s/ W G Kachioff
Name:	William Kachioff
Title:	CFO

IN WITNESS WHEREOF, the parties have executed this NOTE CONVERSION AGREEMENT as of the date first written above.

NOTEHOLDER:

By:	/s/ David F. Hale
Name:	Hale Biopharma Ventures LLC
Title:

SCHEDULE A

SCHEDULE OF NOTES

NOTEHOLDER	TITLE	DATE ISSUED	PRINCIPAL AMOUNT AND INTEREST OUTSTANDING
Hale Biopharma Ventures LLC	Secured Convertible Promissory Note	10/26/11	$ 56,706.91

NOTE CONVERSION AGREEMENT

THIS NOTE CONVERSION AGREEMENT (this “Agreement”) is made and entered into as of June 28, 2013, by and between BIOCEPT, INC., a California corporation (the “Company”), and MILLENNIUM TRUST CO., LLC CUSTODIAN FBO IVOR ROYSTON IRA (the “Noteholder”).

RECITALS

WHEREAS, the Company and the Noteholder previously entered into that certain Note and Warrant Purchase Agreement, dated as of February 1, 2011, as amended (the “Bridge Financing Agreement”), pursuant to which the Company issued and sold to the Noteholder the secured convertible promissory notes set forth on SCHEDULE A hereto (each a “Note” and collectively, the “Notes”);

WHEREAS, in connection with the execution of the Bridge Financing Agreement, the Company and the Noteholder entered into that certain Subordinated Security Agreement (the “Subordinated Security Agreement”), pursuant to which the Company granted the Noteholder a security interest in certain assets of the Company as described in the Subordinated Security Agreement; and

WHEREAS, the Company and the Noteholder now desire to convert the entire unpaid principal and accrued interest outstanding under the Notes into shares of Series A Preferred Stock of the Company (“Series A Preferred”) on the terms and conditions set forth in this Agreement, and after such conversion, the Notes and the Subordinated Security Agreement shall be cancelled.

NOW, THEREFORE, in contemplation of the foregoing and in consideration of the mutual agreements, covenants, representations and warranties contained herein, and for other valid consideration, the receipt and sufficiency of which the hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

AGREEMENT

1. Conversion of Notes. Effective immediately, the entire unpaid principal and accrued interest outstanding under the Notes (the “Outstanding Balance”) shall be automatically converted into an aggregate of 204,059 shares of Series A Preferred (the “Conversion Shares”). The parties hereto agree that upon such conversion of the Outstanding Balance, all amounts owed under the Notes shall be deemed paid in full, the Notes shall be terminated and cancelled in full, and no party shall have any further obligations or commitments with respect thereto except as expressly provided for under this Agreement. Promptly following the date hereof (i) the Noteholder agrees to return to the Company for cancellation the original Notes held by the Noteholder and (ii) the Company shall issue to the Noteholder the Conversion Shares. Other than the Noteholder’s right to receive the Conversion Shares, the Noteholder hereby waives any and all demands, claims, suits, actions, causes of action, proceedings, assessments and rights in respect of the Notes, including, without limitation, any rights arising from any default or event of default under the Notes.

2. Subordinated Security Agreement. Effective immediately, the Subordinated Security Agreement shall be terminated, and no party shall have any further obligations or commitments with respect thereto, and the security interests granted in and all liens created by the Subordinated Security Agreement shall be discharged and released in full.

3. Noteholder Representations. The Noteholder hereby represents and warrants to the Company as follows:

(a) The Noteholder is the sole beneficial owner of the Notes held by it as indicated on SCHEDULE A hereto and the Noteholder has not sold, assigned, transferred, endorsed, deposited under any agreement, hypothecated, pledged for any bank or brokerage loan or otherwise, or disposed of in any manner any such Note or any interest therein, other than in connection with the cancellation of the Notes as contemplated herein.

(b) The Noteholder is acquiring the Conversion Shares solely for its own account for investment purposes only and not with a view to any sale or distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). The Noteholder has no pre-existing agreement, arrangement or understanding, formal or informal, with any person to sell, distribute or transfer all or any part of such Conversion Shares.

(c) The Noteholder understands that (i) the Conversion Shares have not been registered under the Securities Act or any state securities law by reason of their issuance in a transaction which is exempt from the registration requirements of the Securities Act and state securities laws, and that such securities must be held indefinitely unless they are subsequently registered under the Securities Act and such laws or a subsequent disposition thereof is exempt from registration under the applicable provisions of the Securities Act and such laws and (ii) the certificates evidencing such securities will contain a legend to the foregoing effect.

(d) The Noteholder has sufficient knowledge and expertise in business and financial matters so as to enable it to analyze and evaluate the merits and risks of acquiring the Conversion Shares pursuant to the terms of this Agreement.

(e) The Noteholder is an accredited investor within the meaning of Regulation D under the Securities Act.

(f) The Noteholder has had an opportunity to discuss the Company’s business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company’s operations and facilities. The Noteholder has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

(g) The Noteholder has the requisite power and authority to enter into this Agreement and to agree to the conversion of the Notes held by it under this Agreement.

2

4. Market Stand-Off Agreement. The Noteholder hereby agrees that the Noteholder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by the Noteholder (other than those included in the registration) during (i) the 180-day period following the effective date of the Company’s first firm commitment underwritten public offering of its Common Stock registered under the Securities Act (or such longer period as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation), and (ii) the 90-day period following the effective date of a registration statement of the Company filed under the Securities Act (or such longer period as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation); provided, that, with respect to (i) and (ii) above, all officers and directors of the Company are bound by and have entered into similar agreements. The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future.

5. Miscellaneous.

5.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California in all respects as such laws are applied to agreements among California residents entered into and to be performed entirely within California, without reference to conflicts of laws or principles thereof. The parties agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the County of San Diego, California.

5.2 Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Facsimile signatures shall be as effective as original signatures.

5.3 Further Assurances. Each party hereto agrees to execute and deliver, or cause to be executed and delivered, such further instruments or documents or take such other actions as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

5.4 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the parties hereto and their respective successors, assigns, heirs, executors and administrators and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Conversion Shares from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Conversion Shares specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such Conversion Shares in its records as the absolute owner and holder of such Conversion Shares for all purposes.

3

5.5 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

5.6 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

4

IN WITNESS WHEREOF, the parties have executed this NOTE CONVERSION AGREEMENT as of the date first written above.

COMPANY:

BIOCEPT, INC.

By:	/s/ W G Kachioff
Name:	William Kachioff
Title:	CFO

IN WITNESS WHEREOF, the parties have executed this NOTE CONVERSION AGREEMENT as of the date first written above.

NOTEHOLDER:

By:	/s/ Ivor Royston
Name:	MILLENNIUM TRUST CO., LLC CUSTODIAN FBO IVOR ROYSTON IRA

SCHEDULE A

SCHEDULE OF NOTES

NOTEHOLDER	TITLE	DATE ISSUED	PRINCIPAL AMOUNT AND INTEREST OUTSTANDING
Millennium Trust Co., LLC Custodian FBO IVOR ROYSTON IRA	Secured Convertible Promissory Note	3/21/12	$ 110,191.75

NOTE CONVERSION AGREEMENT

THIS NOTE CONVERSION AGREEMENT (this “Agreement”) is made and entered into as of June 28, 2013, by and between BIOCEPT, INC., a California corporation (the “Company”), and Edward Neff (the “Noteholder”).

RECITALS

WHEREAS, the Company and the Noteholder previously entered into that certain Note and Warrant Purchase Agreement, dated as of February 1, 2011, as amended (the “Bridge Financing Agreement”), pursuant to which the Company issued and sold to the Noteholder the secured convertible promissory notes set forth on SCHEDULE A hereto (each a “Note” and collectively, the “Notes”);

WHEREAS, in connection with the execution of the Bridge Financing Agreement, the Company and the Noteholder entered into that certain Subordinated Security Agreement (the “Subordinated Security Agreement”), pursuant to which the Company granted the Noteholder a security interest in certain assets of the Company as described in the Subordinated Security Agreement; and

WHEREAS, the Company and the Noteholder now desire to convert the entire unpaid principal and accrued interest outstanding under the Notes into shares of Series A Preferred Stock of the Company (“Series A Preferred”) on the terms and conditions set forth in this Agreement, and after such conversion, the Notes and the Subordinated Security Agreement shall be cancelled.

NOW, THEREFORE, in contemplation of the foregoing and in consideration of the mutual agreements, covenants, representations and warranties contained herein, and for other valid consideration, the receipt and sufficiency of which the hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

AGREEMENT

1. Conversion of Notes. Effective immediately, the entire unpaid principal and accrued interest outstanding under the Notes (the “Outstanding Balance”) shall be automatically converted into an aggregate of 52,699 shares of Series A Preferred (the “Conversion Shares”). The parties hereto agree that upon such conversion of the Outstanding Balance, all amounts owed under the Notes shall be deemed paid in full, the Notes shall be terminated and cancelled in full, and no party shall have any further obligations or commitments with respect thereto except as expressly provided for under this Agreement. Promptly following the date hereof (i) the Noteholder agrees to return to the Company for cancellation the original Notes held by the Noteholder and (ii) the Company shall issue to the Noteholder the Conversion Shares. Other than the Noteholder’s right to receive the Conversion Shares, the Noteholder hereby waives any and all demands, claims, suits, actions, causes of action, proceedings, assessments and rights in respect of the Notes, including, without limitation, any rights arising from any default or event of default under the Notes.

2. Subordinated Security Agreement. Effective immediately, the Subordinated Security Agreement shall be terminated, and no party shall have any further obligations or commitments with respect thereto, and the security interests granted in and all liens created by the Subordinated Security Agreement shall be discharged and released in full.

3. Noteholder Representations. The Noteholder hereby represents and warrants to the Company as follows:

(a) The Noteholder is the sole beneficial owner of the Notes held by it as indicated on SCHEDULE A hereto and the Noteholder has not sold, assigned, transferred, endorsed, deposited under any agreement, hypothecated, pledged for any bank or brokerage loan or otherwise, or disposed of in any manner any such Note or any interest therein, other than in connection with the cancellation of the Notes as contemplated herein.

(b) The Noteholder is acquiring the Conversion Shares solely for its own account for investment purposes only and not with a view to any sale or distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). The Noteholder has no pre-existing agreement, arrangement or understanding, formal or informal, with any person to sell, distribute or transfer all or any part of such Conversion Shares.

(c) The Noteholder understands that (i) the Conversion Shares have not been registered under the Securities Act or any state securities law by reason of their issuance in a transaction which is exempt from the registration requirements of the Securities Act and state securities laws, and that such securities must be held indefinitely unless they are subsequently registered under the Securities Act and such laws or a subsequent disposition thereof is exempt from registration under the applicable provisions of the Securities Act and such laws and (ii) the certificates evidencing such securities will contain a legend to the foregoing effect.

(d) The Noteholder has sufficient knowledge and expertise in business and financial matters so as to enable it to analyze and evaluate the merits and risks of acquiring the Conversion Shares pursuant to the terms of this Agreement.

(e) The Noteholder is an accredited investor within the meaning of Regulation D under the Securities Act.

(f) The Noteholder has had an opportunity to discuss the Company’s business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company’s operations and facilities. The Noteholder has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

(g) The Noteholder has the requisite power and authority to enter into this Agreement and to agree to the conversion of the Notes held by it under this Agreement.

2

4. Market Stand-Off Agreement. The Noteholder hereby agrees that the Noteholder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by the Noteholder (other than those included in the registration) during (i) the 180-day period following the effective date of the Company’s first firm commitment underwritten public offering of its Common Stock registered under the Securities Act (or such longer period as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation), and (ii) the 90-day period following the effective date of a registration statement of the Company filed under the Securities Act (or such longer period as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation); provided, that, with respect to (i) and (ii) above, all officers and directors of the Company are bound by and have entered into similar agreements. The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future.

5. Miscellaneous.

5.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California in all respects as such laws are applied to agreements among California residents entered into and to be performed entirely within California, without reference to conflicts of laws or principles thereof. The parties agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the County of San Diego, California.

5.2 Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Facsimile signatures shall be as effective as original signatures.

5.3 Further Assurances. Each party hereto agrees to execute and deliver, or cause to be executed and delivered, such further instruments or documents or take such other actions as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

5.4 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the parties hereto and their respective successors, assigns, heirs, executors and administrators and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Conversion Shares from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Conversion Shares specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such Conversion Shares in its records as the absolute owner and holder of such Conversion Shares for all purposes.

3

5.5 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

5.6 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

4

IN WITNESS WHEREOF, the parties have executed this NOTE CONVERSION AGREEMENT as of the date first written above.

COMPANY:

BIOCEPT, INC.

By:	/s/ W G Kachioff
Name:	William Kachioff
Title:	CFO

IN WITNESS WHEREOF, the parties have executed this NOTE CONVERSION AGREEMENT as of the date first written above.

NOTEHOLDER:

By:	/s/ Edward Neff
Name:	Edward Neff

SCHEDULE A

SCHEDULE OF NOTES

NOTEHOLDER	TITLE	DATE ISSUED	PRINCIPAL AMOUNT AND INTEREST OUTSTANDING
Edward Neff	Secured Convertible Promissory Note	10/7/11	$ 28,457.47

NOTE CONVERSION AGREEMENT

THIS NOTE CONVERSION AGREEMENT (this “Agreement”) is made and entered into as of June 28, 2013, by and between BIOCEPT, INC., a California corporation (the “Company”), and Systems, Machine Automation Components (the “Noteholder”).

RECITALS

WHEREAS, the Company and the Noteholder previously entered into that certain Note and Warrant Purchase Agreement, dated as of February 1, 2011, as amended (the “Bridge Financing Agreement”), pursuant to which the Company issued and sold to the Noteholder the secured convertible promissory notes set forth on SCHEDULE A hereto (each a “Note” and collectively, the “Notes”);

WHEREAS, in connection with the execution of the Bridge Financing Agreement, the Company and the Noteholder entered into that certain Subordinated Security Agreement (the “Subordinated Security Agreement”), pursuant to which the Company granted the Noteholder a security interest in certain assets of the Company as described in the Subordinated Security Agreement; and

WHEREAS, the Company and the Noteholder now desire to convert the entire unpaid principal and accrued interest outstanding under the Notes into shares of Series A Preferred Stock of the Company (“Series A Preferred”) on the terms and conditions set forth in this Agreement, and after such conversion, the Notes and the Subordinated Security Agreement shall be cancelled.

NOW, THEREFORE, in contemplation of the foregoing and in consideration of the mutual agreements, covenants, representations and warranties contained herein, and for other valid consideration, the receipt and sufficiency of which the hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

AGREEMENT

1. Conversion of Notes. Effective immediately, the entire unpaid principal and accrued interest outstanding under the Notes (the “Outstanding Balance”) shall be automatically converted into an aggregate of 1,116,498 shares of Series A Preferred (the “Conversion Shares”). The parties hereto agree that upon such conversion of the Outstanding Balance, all amounts owed under the Notes shall be deemed paid in full, the Notes shall be terminated and cancelled in full, and no party shall have any further obligations or commitments with respect thereto except as expressly provided for under this Agreement. Promptly following the date hereof (i) the Noteholder agrees to return to the Company for cancellation the original Notes held by the Noteholder and (ii) the Company shall issue to the Noteholder the Conversion Shares. Other than the Noteholder’s right to receive the Conversion Shares, the Noteholder hereby waives any and all demands, claims, suits, actions, causes of action, proceedings, assessments and rights in respect of the Notes, including, without limitation, any rights arising from any default or event of default under the Notes.

2. Subordinated Security Agreement. Effective immediately, the Subordinated Security Agreement shall be terminated, and no party shall have any further obligations or commitments with respect thereto, and the security interests granted in and all liens created by the Subordinated Security Agreement shall be discharged and released in full.

3. Noteholder Representations. The Noteholder hereby represents and warrants to the Company as follows:

(a) The Noteholder is the sole beneficial owner of the Notes held by it as indicated on SCHEDULE A hereto and the Noteholder has not sold, assigned, transferred, endorsed, deposited under any agreement, hypothecated, pledged for any bank or brokerage loan or otherwise, or disposed of in any manner any such Note or any interest therein, other than in connection with the cancellation of the Notes as contemplated herein.

(b) The Noteholder is acquiring the Conversion Shares solely for its own account for investment purposes only and not with a view to any sale or distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). The Noteholder has no pre-existing agreement, arrangement or understanding, formal or informal, with any person to sell, distribute or transfer all or any part of such Conversion Shares.

(c) The Noteholder understands that (i) the Conversion Shares have not been registered under the Securities Act or any state securities law by reason of their issuance in a transaction which is exempt from the registration requirements of the Securities Act and state securities laws, and that such securities must be held indefinitely unless they are subsequently registered under the Securities Act and such laws or a subsequent disposition thereof is exempt from registration under the applicable provisions of the Securities Act and such laws and (ii) the certificates evidencing such securities will contain a legend to the foregoing effect.

(d) The Noteholder has sufficient knowledge and expertise in business and financial matters so as to enable it to analyze and evaluate the merits and risks of acquiring the Conversion Shares pursuant to the terms of this Agreement.

(e) The Noteholder is an accredited investor within the meaning of Regulation D under the Securities Act.

(f) The Noteholder has had an opportunity to discuss the Company’s business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company’s operations and facilities. The Noteholder has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

(g) The Noteholder has the requisite power and authority to enter into this Agreement and to agree to the conversion of the Notes held by it under this Agreement.

2

4. Market Stand-Off Agreement. The Noteholder hereby agrees that the Noteholder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by the Noteholder (other than those included in the registration) during (i) the 180-day period following the effective date of the Company’s first firm commitment underwritten public offering of its Common Stock registered under the Securities Act (or such longer period as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation), and (ii) the 90-day period following the effective date of a registration statement of the Company filed under the Securities Act (or such longer period as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation); provided, that, with respect to (i) and (ii) above, all officers and directors of the Company are bound by and have entered into similar agreements. The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future.

5. Miscellaneous.

5.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California in all respects as such laws are applied to agreements among California residents entered into and to be performed entirely within California, without reference to conflicts of laws or principles thereof. The parties agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the County of San Diego, California.

5.2 Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Facsimile signatures shall be as effective as original signatures.

5.3 Further Assurances. Each party hereto agrees to execute and deliver, or cause to be executed and delivered, such further instruments or documents or take such other actions as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

5.4 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the parties hereto and their respective successors, assigns, heirs, executors and administrators and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Conversion Shares from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Conversion Shares specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such Conversion Shares in its records as the absolute owner and holder of such Conversion Shares for all purposes.

3

5.5 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

5.6 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

4

IN WITNESS WHEREOF, the parties have executed this NOTE CONVERSION AGREEMENT as of the date first written above.

COMPANY:

BIOCEPT, INC.

By:	/s/ W G Kachioff
Name:	William Kachioff
Title:	CFO

IN WITNESS WHEREOF, the parties have executed this NOTE CONVERSION AGREEMENT as of the date first written above.

NOTEHOLDER:

By:	/s/ Edward Neff
Name:	Systems, Machine Automation Components
Title:	President

SCHEDULE A

SCHEDULE OF NOTES

NOTEHOLDER	TITLE	DATE ISSUED	PRINCIPAL AMOUNT AND INTEREST OUTSTANDING
Systems, Machine Automation Components	Secured Convertible Promissory Note	10/7/11	$ 85,372.60
Systems, Machine Automation Components	Secured Convertible Promissory Note	12/14/11	$56,169.92
Systems, Machine Automation Components	Secured Convertible Promissory Note	1/3/12	$55,950.74
Systems, Machine Automation Components	Secured Convertible Promissory Note	2/14/12	$55,490.46
Systems, Machine Automation Components	Secured Convertible Promissory Note	3/5/12	$55,271.28
Systems, Machine Automation Components	Secured Convertible Promissory Note	6/21/12	$54,087.71
Systems, Machine Automation Components	Secured Convertible Promissory Note	7/2/12	$53,967.16
Systems, Machine Automation Components	Secured Convertible Promissory Note	7/13/12	$53,846.61
Systems, Machine Automation Components	Secured Convertible Promissory Note	7/30/12	$53,660.31
Systems, Machine Automation Components	Secured Convertible Promissory Note	9/11/12	$26,594.49
Systems, Machine Automation Components	Secured Convertible Promissory Note	11/13/12	$52,498.65

NOTE CONVERSION AGREEMENT

THIS NOTE CONVERSION AGREEMENT (this “Agreement”) is made and entered into as of June 28, 2013, by and between BIOCEPT, INC., a California corporation (the “Company”), and J.T.A. van de Ven (the “Noteholder”).

RECITALS

WHEREAS, the Company and the Noteholder previously entered into that certain Note and Warrant Purchase Agreement, dated as of February 1, 2011, as amended (the “Bridge Financing Agreement”), pursuant to which the Company issued and sold to the Noteholder the secured convertible promissory notes set forth on SCHEDULE A hereto (each a “Note” and collectively, the “Notes”);

WHEREAS, in connection with the execution of the Bridge Financing Agreement, the Company and the Noteholder entered into that certain Subordinated Security Agreement (the “Subordinated Security Agreement”), pursuant to which the Company granted the Noteholder a security interest in certain assets of the Company as described in the Subordinated Security Agreement; and

WHEREAS, the Company and the Noteholder now desire to convert the entire unpaid principal and accrued interest outstanding under the Notes into shares of Series A Preferred Stock of the Company (“Series A Preferred”) on the terms and conditions set forth in this Agreement, and after such conversion, the Notes and the Subordinated Security Agreement shall be cancelled.

NOW, THEREFORE, in contemplation of the foregoing and in consideration of the mutual agreements, covenants, representations and warranties contained herein, and for other valid consideration, the receipt and sufficiency of which the hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

AGREEMENT

1. Conversion of Notes. Effective immediately, the entire unpaid principal and accrued interest outstanding under the Notes (the “Outstanding Balance”) shall be automatically converted into an aggregate of 10,540 shares of Series A Preferred (the “Conversion Shares”). The parties hereto agree that upon such conversion of the Outstanding Balance, all amounts owed under the Notes shall be deemed paid in full, the Notes shall be terminated and cancelled in full, and no party shall have any further obligations or commitments with respect thereto except as expressly provided for under this Agreement. Promptly following the date hereof (i) the Noteholder agrees to return to the Company for cancellation the original Notes held by the Noteholder and (ii) the Company shall issue to the Noteholder the Conversion Shares. Other than the Noteholder’s right to receive the Conversion Shares, the Noteholder hereby waives any and all demands, claims, suits, actions, causes of action, proceedings, assessments and rights in respect of the Notes, including, without limitation, any rights arising from any default or event of default under the Notes.

2. Subordinated Security Agreement. Effective immediately, the Subordinated Security Agreement shall be terminated, and no party shall have any further obligations or commitments with respect thereto, and the security interests granted in and all liens created by the Subordinated Security Agreement shall be discharged and released in full.

3. Noteholder Representations. The Noteholder hereby represents and warrants to the Company as follows:

(a) The Noteholder is the sole beneficial owner of the Notes held by it as indicated on SCHEDULE A hereto and the Noteholder has not sold, assigned, transferred, endorsed, deposited under any agreement, hypothecated, pledged for any bank or brokerage loan or otherwise, or disposed of in any manner any such Note or any interest therein, other than in connection with the cancellation of the Notes as contemplated herein.

(b) The Noteholder is acquiring the Conversion Shares solely for its own account for investment purposes only and not with a view to any sale or distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). The Noteholder has no pre-existing agreement, arrangement or understanding, formal or informal, with any person to sell, distribute or transfer all or any part of such Conversion Shares.

(c) The Noteholder understands that (i) the Conversion Shares have not been registered under the Securities Act or any state securities law by reason of their issuance in a transaction which is exempt from the registration requirements of the Securities Act and state securities laws, and that such securities must be held indefinitely unless they are subsequently registered under the Securities Act and such laws or a subsequent disposition thereof is exempt from registration under the applicable provisions of the Securities Act and such laws and (ii) the certificates evidencing such securities will contain a legend to the foregoing effect.

(d) The Noteholder has sufficient knowledge and expertise in business and financial matters so as to enable it to analyze and evaluate the merits and risks of acquiring the Conversion Shares pursuant to the terms of this Agreement.

(e) The Noteholder is an accredited investor within the meaning of Regulation D under the Securities Act.

(f) The Noteholder has had an opportunity to discuss the Company’s business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company’s operations and facilities. The Noteholder has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

(g) The Noteholder has the requisite power and authority to enter into this Agreement and to agree to the conversion of the Notes held by it under this Agreement.

2

4. Market Stand-Off Agreement. The Noteholder hereby agrees that the Noteholder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by the Noteholder (other than those included in the registration) during (i) the 180-day period following the effective date of the Company’s first firm commitment underwritten public offering of its Common Stock registered under the Securities Act (or such longer period as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation), and (ii) the 90-day period following the effective date of a registration statement of the Company filed under the Securities Act (or such longer period as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation); provided, that, with respect to (i) and (ii) above, all officers and directors of the Company are bound by and have entered into similar agreements. The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future.

5. Miscellaneous.

5.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California in all respects as such laws are applied to agreements among California residents entered into and to be performed entirely within California, without reference to conflicts of laws or principles thereof. The parties agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the County of San Diego, California.

5.2 Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Facsimile signatures shall be as effective as original signatures.

5.3 Further Assurances. Each party hereto agrees to execute and deliver, or cause to be executed and delivered, such further instruments or documents or take such other actions as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

5.4 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the parties hereto and their respective successors, assigns, heirs, executors and administrators and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Conversion Shares from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Conversion Shares specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such Conversion Shares in its records as the absolute owner and holder of such Conversion Shares for all purposes.

3

5.5 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

5.6 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

4

IN WITNESS WHEREOF, the parties have executed this NOTE CONVERSION AGREEMENT as of the date first written above.

COMPANY:

BIOCEPT, INC.

By:	/s/ W G Kachioff
Name:	William Kachioff
Title:	CFO

IN WITNESS WHEREOF, the parties have executed this NOTE CONVERSION AGREEMENT as of the date first written above.

NOTEHOLDER:

By:	/s/ J.T.A. van de Ven
Name:	J.T.A. van de Ven

SCHEDULE A

SCHEDULE OF NOTES

NOTEHOLDER	TITLE	DATE ISSUED	PRINCIPAL AMOUNT AND INTEREST OUTSTANDING
J.T.A. van de Ven	Secured Convertible Promissory Note	10/7/11	$5,691.49

NOTE CONVERSION AGREEMENT

THIS NOTE CONVERSION AGREEMENT (this “Agreement”) is made and entered into as of June 28, 2013, by and between BIOCEPT, INC., a California corporation (the “Company”), and Wilson Boyles & Co. (the “Noteholder”).

RECITALS

WHEREAS, the Company and the Noteholder previously entered into that certain Note and Warrant Purchase Agreement, dated as of February 1, 2011, as amended (the “Bridge Financing Agreement”), pursuant to which the Company issued and sold to the Noteholder the secured convertible promissory notes set forth on SCHEDULE A hereto (each a “Note” and collectively, the “Notes”);

WHEREAS, in connection with the execution of the Bridge Financing Agreement, the Company and the Noteholder entered into that certain Subordinated Security Agreement (the “Subordinated Security Agreement”), pursuant to which the Company granted the Noteholder a security interest in certain assets of the Company as described in the Subordinated Security Agreement; and

WHEREAS, the Company and the Noteholder now desire to convert the entire unpaid principal and accrued interest outstanding under the Notes into shares of Series A Preferred Stock of the Company (“Series A Preferred”) on the terms and conditions set forth in this Agreement, and after such conversion, the Notes and the Subordinated Security Agreement shall be cancelled.

NOW, THEREFORE, in contemplation of the foregoing and in consideration of the mutual agreements, covenants, representations and warranties contained herein, and for other valid consideration, the receipt and sufficiency of which the hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

AGREEMENT

1. Conversion of Notes. Effective immediately, the entire unpaid principal and accrued interest outstanding under the Notes (the “Outstanding Balance”) shall be automatically converted into an aggregate of 26,897 shares of Series A Preferred (the “Conversion Shares”). The parties hereto agree that upon such conversion of the Outstanding Balance, all amounts owed under the Notes shall be deemed paid in full, the Notes shall be terminated and cancelled in full, and no party shall have any further obligations or commitments with respect thereto except as expressly provided for under this Agreement. Promptly following the date hereof (i) the Noteholder agrees to return to the Company for cancellation the original Notes held by the Noteholder and (ii) the Company shall issue to the Noteholder the Conversion Shares. Other than the Noteholder’s right to receive the Conversion Shares, the Noteholder hereby waives any and all demands, claims, suits, actions, causes of action, proceedings, assessments and rights in respect of the Notes, including, without limitation, any rights arising from any default or event of default under the Notes.

2. Subordinated Security Agreement. Effective immediately, the Subordinated Security Agreement shall be terminated, and no party shall have any further obligations or commitments with respect thereto, and the security interests granted in and all liens created by the Subordinated Security Agreement shall be discharged and released in full.

3. Noteholder Representations. The Noteholder hereby represents and warrants to the Company as follows:

(a) The Noteholder is the sole beneficial owner of the Notes held by it as indicated on SCHEDULE A hereto and the Noteholder has not sold, assigned, transferred, endorsed, deposited under any agreement, hypothecated, pledged for any bank or brokerage loan or otherwise, or disposed of in any manner any such Note or any interest therein, other than in connection with the cancellation of the Notes as contemplated herein.

(b) The Noteholder is acquiring the Conversion Shares solely for its own account for investment purposes only and not with a view to any sale or distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). The Noteholder has no pre-existing agreement, arrangement or understanding, formal or informal, with any person to sell, distribute or transfer all or any part of such Conversion Shares.

(c) The Noteholder understands that (i) the Conversion Shares have not been registered under the Securities Act or any state securities law by reason of their issuance in a transaction which is exempt from the registration requirements of the Securities Act and state securities laws, and that such securities must be held indefinitely unless they are subsequently registered under the Securities Act and such laws or a subsequent disposition thereof is exempt from registration under the applicable provisions of the Securities Act and such laws and (ii) the certificates evidencing such securities will contain a legend to the foregoing effect.

(d) The Noteholder has sufficient knowledge and expertise in business and financial matters so as to enable it to analyze and evaluate the merits and risks of acquiring the Conversion Shares pursuant to the terms of this Agreement.

(e) The Noteholder is an accredited investor within the meaning of Regulation D under the Securities Act.

(f) The Noteholder has had an opportunity to discuss the Company’s business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company’s operations and facilities. The Noteholder has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

(g) The Noteholder has the requisite power and authority to enter into this Agreement and to agree to the conversion of the Notes held by it under this Agreement.

2

4. Market Stand-Off Agreement. The Noteholder hereby agrees that the Noteholder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by the Noteholder (other than those included in the registration) during (i) the 180-day period following the effective date of the Company’s first firm commitment underwritten public offering of its Common Stock registered under the Securities Act (or such longer period as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation), and (ii) the 90-day period following the effective date of a registration statement of the Company filed under the Securities Act (or such longer period as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation); provided, that, with respect to (i) and (ii) above, all officers and directors of the Company are bound by and have entered into similar agreements. The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future.

5. Miscellaneous.

5.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California in all respects as such laws are applied to agreements among California residents entered into and to be performed entirely within California, without reference to conflicts of laws or principles thereof. The parties agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the County of San Diego, California.

5.2 Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Facsimile signatures shall be as effective as original signatures.

5.3 Further Assurances. Each party hereto agrees to execute and deliver, or cause to be executed and delivered, such further instruments or documents or take such other actions as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

5.4 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the parties hereto and their respective successors, assigns, heirs, executors and administrators and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Conversion Shares from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Conversion Shares specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such Conversion Shares in its records as the absolute owner and holder of such Conversion Shares for all purposes.

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5.5 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

5.6 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

4

IN WITNESS WHEREOF, the parties have executed this NOTE CONVERSION AGREEMENT as of the date first written above.

COMPANY:

BIOCEPT, INC.

By:	/s/ W G Kachioff
Name:	William Kachioff
Title:	CFO

IN WITNESS WHEREOF, the parties have executed this NOTE CONVERSION AGREEMENT as of the date first written above.

NOTEHOLDER:

By:	/s/ M. Faye Wilson
Name:	Wilson Boyles & Co.
Title:

SCHEDULE A

SCHEDULE OF NOTES

NOTEHOLDER	TITLE	DATE ISSUED	PRINCIPAL AMOUNT AND INTEREST OUTSTANDING
Wilson Boyles & Co.	Secured Convertible Promissory Note	10/3/11	$14,524.55

NOTE CONVERSION AGREEMENT

THIS NOTE CONVERSION AGREEMENT (this “Agreement”) is made and entered into as of June 28, 2013, by and between BIOCEPT, INC., a California corporation (the “Company”), and M. Faye Wilson (the “Noteholder”).

RECITALS

WHEREAS, the Company and the Noteholder previously entered into that certain Note and Warrant Purchase Agreement, dated as of February 1, 2011, as amended (the “Bridge Financing Agreement”), pursuant to which the Company issued and sold to the Noteholder the secured convertible promissory notes set forth on SCHEDULE A hereto (each a “Note” and collectively, the “Notes”);

WHEREAS, in connection with the execution of the Bridge Financing Agreement, the Company and the Noteholder entered into that certain Subordinated Security Agreement (the “Subordinated Security Agreement”), pursuant to which the Company granted the Noteholder a security interest in certain assets of the Company as described in the Subordinated Security Agreement; and

WHEREAS, the Company and the Noteholder now desire to convert the entire unpaid principal and accrued interest outstanding under the Notes into shares of Series A Preferred Stock of the Company (“Series A Preferred”) on the terms and conditions set forth in this Agreement, and after such conversion, the Notes and the Subordinated Security Agreement shall be cancelled.

NOW, THEREFORE, in contemplation of the foregoing and in consideration of the mutual agreements, covenants, representations and warranties contained herein, and for other valid consideration, the receipt and sufficiency of which the hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

AGREEMENT

1. Conversion of Notes. Effective immediately, the entire unpaid principal and accrued interest outstanding under the Notes (the “Outstanding Balance”) shall be automatically converted into an aggregate of 125,983 shares of Series A Preferred (the “Conversion Shares”). The parties hereto agree that upon such conversion of the Outstanding Balance, all amounts owed under the Notes shall be deemed paid in full, the Notes shall be terminated and cancelled in full, and no party shall have any further obligations or commitments with respect thereto except as expressly provided for under this Agreement. Promptly following the date hereof (i) the Noteholder agrees to return to the Company for cancellation the original Notes held by the Noteholder and (ii) the Company shall issue to the Noteholder the Conversion Shares. Other than the Noteholder’s right to receive the Conversion Shares, the Noteholder hereby waives any and all demands, claims, suits, actions, causes of action, proceedings, assessments and rights in respect of the Notes, including, without limitation, any rights arising from any default or event of default under the Notes.

2. Subordinated Security Agreement. Effective immediately, the Subordinated Security Agreement shall be terminated, and no party shall have any further obligations or commitments with respect thereto, and the security interests granted in and all liens created by the Subordinated Security Agreement shall be discharged and released in full.

3. Noteholder Representations. The Noteholder hereby represents and warrants to the Company as follows:

(a) The Noteholder is the sole beneficial owner of the Notes held by it as indicated on SCHEDULE A hereto and the Noteholder has not sold, assigned, transferred, endorsed, deposited under any agreement, hypothecated, pledged for any bank or brokerage loan or otherwise, or disposed of in any manner any such Note or any interest therein, other than in connection with the cancellation of the Notes as contemplated herein.

(b) The Noteholder is acquiring the Conversion Shares solely for its own account for investment purposes only and not with a view to any sale or distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). The Noteholder has no pre-existing agreement, arrangement or understanding, formal or informal, with any person to sell, distribute or transfer all or any part of such Conversion Shares.

(c) The Noteholder understands that (i) the Conversion Shares have not been registered under the Securities Act or any state securities law by reason of their issuance in a transaction which is exempt from the registration requirements of the Securities Act and state securities laws, and that such securities must be held indefinitely unless they are subsequently registered under the Securities Act and such laws or a subsequent disposition thereof is exempt from registration under the applicable provisions of the Securities Act and such laws and (ii) the certificates evidencing such securities will contain a legend to the foregoing effect.

(d) The Noteholder has sufficient knowledge and expertise in business and financial matters so as to enable it to analyze and evaluate the merits and risks of acquiring the Conversion Shares pursuant to the terms of this Agreement.

(e) The Noteholder is an accredited investor within the meaning of Regulation D under the Securities Act.

(f) The Noteholder has had an opportunity to discuss the Company’s business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company’s operations and facilities. The Noteholder has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

(g) The Noteholder has the requisite power and authority to enter into this Agreement and to agree to the conversion of the Notes held by it under this Agreement.

2

4. Market Stand-Off Agreement. The Noteholder hereby agrees that the Noteholder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by the Noteholder (other than those included in the registration) during (i) the 180-day period following the effective date of the Company’s first firm commitment underwritten public offering of its Common Stock registered under the Securities Act (or such longer period as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation), and (ii) the 90-day period following the effective date of a registration statement of the Company filed under the Securities Act (or such longer period as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation); provided, that, with respect to (i) and (ii) above, all officers and directors of the Company are bound by and have entered into similar agreements. The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future.

5. Miscellaneous.

5.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California in all respects as such laws are applied to agreements among California residents entered into and to be performed entirely within California, without reference to conflicts of laws or principles thereof. The parties agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the County of San Diego, California.

5.2 Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Facsimile signatures shall be as effective as original signatures.

5.3 Further Assurances. Each party hereto agrees to execute and deliver, or cause to be executed and delivered, such further instruments or documents or take such other actions as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

5.4 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the parties hereto and their respective successors, assigns, heirs, executors and administrators and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Conversion Shares from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Conversion Shares specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such Conversion Shares in its records as the absolute owner and holder of such Conversion Shares for all purposes.

3

5.5 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

5.6 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

4

IN WITNESS WHEREOF, the parties have executed this NOTE CONVERSION AGREEMENT as of the date first written above.

COMPANY:

BIOCEPT, INC.

By:	/s/ W G Kachioff
Name:	William Kachioff
Title:	CFO

IN WITNESS WHEREOF, the parties have executed this NOTE CONVERSION AGREEMENT as of the date first written above.

NOTEHOLDER:

By:	/s/ M. Faye Wilson
Name:	M. Faye Wilson

SCHEDULE A

SCHEDULE OF NOTES

NOTEHOLDER	TITLE	DATE ISSUED	PRINCIPAL AMOUNT AND INTEREST OUTSTANDING
M. Faye Wilson	Secured Convertible Promissory Note	10/3/11	$14,183.92
M. Faye Wilson IRA	Secured Convertible Promissory Note	7/13/12	$53,846.61

NOTE CONVERSION AGREEMENT

THIS NOTE CONVERSION AGREEMENT (this “Agreement”) is made and entered into as of June 28, 2013, by and between BIOCEPT, INC., a California corporation (the “Company”), and Joseph O. Wong and Vivian Lim (the “Noteholder”).

RECITALS

WHEREAS, the Company and the Noteholder previously entered into that certain Note and Warrant Purchase Agreement, dated as of February 1, 2011, as amended (the “Bridge Financing Agreement”), pursuant to which the Company issued and sold to the Noteholder the secured convertible promissory notes set forth on SCHEDULE A hereto (each a “Note” and collectively, the “Notes”);

WHEREAS, in connection with the execution of the Bridge Financing Agreement, the Company and the Noteholder entered into that certain Subordinated Security Agreement (the “Subordinated Security Agreement”), pursuant to which the Company granted the Noteholder a security interest in certain assets of the Company as described in the Subordinated Security Agreement; and

WHEREAS, the Company and the Noteholder now desire to convert the entire unpaid principal and accrued interest outstanding under the Notes into shares of Series A Preferred Stock of the Company (“Series A Preferred”) on the terms and conditions set forth in this Agreement, and after such conversion, the Notes and the Subordinated Security Agreement shall be cancelled.

NOW, THEREFORE, in contemplation of the foregoing and in consideration of the mutual agreements, covenants, representations and warranties contained herein, and for other valid consideration, the receipt and sufficiency of which the hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

AGREEMENT

1. Conversion of Notes. Effective immediately, the entire unpaid principal and accrued interest outstanding under the Notes (the “Outstanding Balance”) shall be automatically converted into an aggregate of 527,397 shares of Series A Preferred (the “Conversion Shares”). The parties hereto agree that upon such conversion of the Outstanding Balance, all amounts owed under the Notes shall be deemed paid in full, the Notes shall be terminated and cancelled in full, and no party shall have any further obligations or commitments with respect thereto except as expressly provided for under this Agreement. Promptly following the date hereof (i) the Noteholder agrees to return to the Company for cancellation the original Notes held by the Noteholder and (ii) the Company shall issue to the Noteholder the Conversion Shares. Other than the Noteholder’s right to receive the Conversion Shares, the Noteholder hereby waives any and all demands, claims, suits, actions, causes of action, proceedings, assessments and rights in respect of the Notes, including, without limitation, any rights arising from any default or event of default under the Notes.

2. Subordinated Security Agreement. Effective immediately, the Subordinated Security Agreement shall be terminated, and no party shall have any further obligations or commitments with respect thereto, and the security interests granted in and all liens created by the Subordinated Security Agreement shall be discharged and released in full.

3. Noteholder Representations. The Noteholder hereby represents and warrants to the Company as follows:

(a) The Noteholder is the sole beneficial owner of the Notes held by it as indicated on SCHEDULE A hereto and the Noteholder has not sold, assigned, transferred, endorsed, deposited under any agreement, hypothecated, pledged for any bank or brokerage loan or otherwise, or disposed of in any manner any such Note or any interest therein, other than in connection with the cancellation of the Notes as contemplated herein.

(b) The Noteholder is acquiring the Conversion Shares solely for its own account for investment purposes only and not with a view to any sale or distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). The Noteholder has no pre-existing agreement, arrangement or understanding, formal or informal, with any person to sell, distribute or transfer all or any part of such Conversion Shares.

(c) The Noteholder understands that (i) the Conversion Shares have not been registered under the Securities Act or any state securities law by reason of their issuance in a transaction which is exempt from the registration requirements of the Securities Act and state securities laws, and that such securities must be held indefinitely unless they are subsequently registered under the Securities Act and such laws or a subsequent disposition thereof is exempt from registration under the applicable provisions of the Securities Act and such laws and (ii) the certificates evidencing such securities will contain a legend to the foregoing effect.

(d) The Noteholder has sufficient knowledge and expertise in business and financial matters so as to enable it to analyze and evaluate the merits and risks of acquiring the Conversion Shares pursuant to the terms of this Agreement.

(e) The Noteholder is an accredited investor within the meaning of Regulation D under the Securities Act.

(f) The Noteholder has had an opportunity to discuss the Company’s business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company’s operations and facilities. The Noteholder has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

(g) The Noteholder has the requisite power and authority to enter into this Agreement and to agree to the conversion of the Notes held by it under this Agreement.

2

4. Market Stand-Off Agreement. The Noteholder hereby agrees that the Noteholder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by the Noteholder (other than those included in the registration) during (i) the 180-day period following the effective date of the Company’s first firm commitment underwritten public offering of its Common Stock registered under the Securities Act (or such longer period as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation), and (ii) the 90-day period following the effective date of a registration statement of the Company filed under the Securities Act (or such longer period as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation); provided, that, with respect to (i) and (ii) above, all officers and directors of the Company are bound by and have entered into similar agreements. The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future.

5. Miscellaneous.

5.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California in all respects as such laws are applied to agreements among California residents entered into and to be performed entirely within California, without reference to conflicts of laws or principles thereof. The parties agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the County of San Diego, California.

5.2 Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Facsimile signatures shall be as effective as original signatures.

5.3 Further Assurances. Each party hereto agrees to execute and deliver, or cause to be executed and delivered, such further instruments or documents or take such other actions as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

5.4 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the parties hereto and their respective successors, assigns, heirs, executors and administrators and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Conversion Shares from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Conversion Shares specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such Conversion Shares in its records as the absolute owner and holder of such Conversion Shares for all purposes.

3

5.5 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

5.6 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

4

IN WITNESS WHEREOF, the parties have executed this NOTE CONVERSION AGREEMENT as of the date first written above.

COMPANY:

BIOCEPT, INC.

By:	/s/ W G Kachioff
Name:	William Kachioff
Title:	CFO

IN WITNESS WHEREOF, the parties have executed this NOTE CONVERSION AGREEMENT as of the date first written above.

NOTEHOLDER:

By:	/s/ Joseph O. Wong
Name:	Joseph O. Wong

By:	/s/ Vivian Lim
Name:	Vivian Lim

SCHEDULE A

SCHEDULE OF NOTES

NOTEHOLDER	TITLE	DATE ISSUED	PRINCIPAL AMOUNT AND INTEREST OUTSTANDING
Joseph O. Wong and Vivian Lim	Secured Convertible Promissory Note	10/3/11	$284,794.13